UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): November 28, 2007
                                                 -------------------------------

                              POSSIS MEDICAL, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Minnesota                      0-944                       41-0783184
--------------------------------------------------------------------------------
(State or other jurisdiction  (Commission File Number)            (IRS Employer
of incorporation)                                           Identification No.)


9055 Evergreen Boulevard NW, Minneapolis, MN                     55433-8003
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code 763-780-4555
                                                  ------------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 - Regulation FD Disclosure

On November 28, 2007, Possis Medical, Inc., announced that it is participating in the BMO Capital Markets Focus on Healthcare Investor Conference at the Millennium Broadway Hotel in New York City on Wednesday, Dec. 5, 2007. Jules Fisher, vice president of finance and CFO, is scheduled to present a company overview and discuss Possis' pioneering medical technologies to conference attendees at 3 p.m. EST. A copy of the press release is furnished as Exhibit
99.1 to this Report.

Item 9.01 Financial Statements and Exhibits

[c]      Exhibits

99.1     Press Release, dated November 28, 2007, issued by Possis Medical, Inc.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Possis Medical, Inc.
--------------------
(Registrant)

Date: November 28, 2007
      -----------------

By:     /s/ Jules L. Fisher
   ---------------------------------------------------
         Jules L. Fisher
         Vice President, Finance and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------

99.1             Press Release, dated November 28, 2007, issued by Possis
                 Medical, Inc.